Exhibit 99.1

Inno Holdings Inc. Announces 1-for-20 Reverse Stock Split in Ongoing Nasdaq Compliance Efforts

April 29, 2026 17:30 ET | Source: Inno Holdings Inc.

Hong Kong, April 29, 2026 (GLOBE NEWSWIRE) — INNO HOLDINGS INC. (NASDAQ: INHD) (“INNO” or the “Company”), a holding company incorporated in the State of Texas and a trade-focused electronic products trading company with operations primarily in Hong Kong through its Hong Kong subsidiaries, today announced that its Board of Directors has approved an 1-for-20 reverse stock split of all its issued and outstanding common stock pursuant to the authorization grated from the annual meeting of the Company’s stockholders on March 2, 2026. The Company has filed an amendment to its certificate of formation, as amended, with the Secretary of State of the State of Texas to effect the reverse stock split. The reverse stock split will become effective on May 4, 2026 at 09:30 a.m., Eastern Time.

The reverse stock split will not affect the par value of the Company’s common stock, which will remain no par value per share. In addition, the reverse stock split will not change the number of authorized shares of the Company’s common stock, which will remain 1 billion shares of common stock.

The Company’s common stock will continue to trade on The Nasdaq Capital Market (“Nasdaq”) under the existing symbol “INHD” and will begin trading on a split-adjusted basis when the market opens on May 4, 2026. The new CUSIP number for the common stock following the reverse stock split will be 4576JP406.

At the effective time of the reverse stock split, every 20 shares of the Company’s issued and outstanding common stock will be automatically reclassified and combined into 1 share of common stock. This will reduce the number of issued and outstanding shares of common stock from 50,413,224 shares to 2,520,662 shares. No fractional shares will be issued; instead, any fractional entitlements will be rounded up to the next highest whole number at the participant level.

The Company believes that the reverse stock split is a proactive measure to support its ongoing compliance with Nasdaq’s continued listing requirements, including the minimum bid price requirement.

About Inno Holdings Inc.

INNO is a holding company incorporated in the State of Texas and a trade-focused electronic products trading company with operations through its Hong Kong opearting subsidiaries. The Company has operations primarily in Hong Kong and is continuing to grow its sales and distribution network in the electronic products trading industry. The Company endeavors to create greater commercial value for its business partners and therefore enhance its own enterprise value and shareholders’ value of their stake in the Company. The Company has a professional brand and marketing management system, which can quickly help partnering enterprises achieve the connection, management, and operation of marketing channels domestically and globally.

Forward-Looking Statements

The foregoing material may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation statements regarding the Company’s product development and business prospects, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. Forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of risks and uncertainties that could significantly affect current plans. Should one or more of these risks or uncertainties materialize, or the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, performance, or achievements. Except as required by applicable law, including the security laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

For more information, please contact: contact@innoholdings.com